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                        HARTFORD LIFE INSURANCE COMPANY
                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 5th of April, 2005, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A attached hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), IXIS Asset Management Services Company, a Massachusetts corporation (the "Transfer Agent") and IXIS Asset Management Distributors, L.P., a Delaware limited partnership (the "UNDERWRITER").

                                  WITNESSETH:

WHEREAS, Underwriter is the distributor and principal underwriter of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Funds") and shares of the Funds are registered under the Securities and Exchange Act of 1933, as amended (the "1933 Act") (the "Shares"), as set forth in Schedule B attached hereto;

WHEREAS, the Underwriter is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the"SEC") under the Securities Exchange Act of 1934 Act (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and the Underwriter is authorized to sell such Shares to unit investment trusts such as the Separate Accounts at net asset value;

WHEREAS, Transfer Agent is the transfer agent and dividend dispersing agent of the Funds and is duly registered as a transfer agent under the 1934 Act, and any applicable state securities laws;

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE");

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts;

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Shares in the Funds on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Transfer Agent and the Underwriter agree as follows:

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               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Underwriter agrees to sell to the Company those Shares of the Funds, which the Company orders on behalf of any Separate Account ("Fund Purchase Orders"), executing such Fund Purchase Orders on a daily basis at the net asset value ("NAV") next computed after receipt in good order and acceptance by the Transfer Agent of the Fund. For purposes of this Section, the Company shall be the limited agent of Distributor for receipt of Fund Purchase Orders. Receipt by the Company shall constitute receipt by the Transfer Agent of the Fund; provided that the Transfer Agent of the Fund receives notice of such order via the National Securities Clearing Corporation (the "NSCC") by 8:00 a.m. a.m. Eastern Time ("ET") on the next following Business Day (as defined below) and provided that the Company has in place and at all time during the term of this Agreement will maintain internal controls reasonably designed to prevent Fund Purchase Orders received after 4:00 P.M. ET, close of trading on the New York Stock Exchange ("NYSE") ("Close of Trading") on any Business Day (as defined below) from being aggregated with orders properly received before such time.

1.2 The Fund will receive all orders to purchase Fund Shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Fund Shares by the scheduled close of federal funds transmissions on the same Business Day (as defined below) it places Fund Orders to purchase Fund Shares in accordance with this Agreeement and using the NSCC's Fund/SERV System ("Fund/SERV"). Payment for Fund Purchase Orders shall be in federal funds transmitted by wire from the Fund's designated Settling Bank to the NSCC. "BUSINESS DAY" shall any day on which the New York Stock Exchange is open for trading. "NETWORKING" shall mean the NSCC's product that allows Fund's and Companies to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the Fund to perform such settlement services on behalf of the Fund.

1.3 Manual Processing of Fund Purchase Orders. If the Company is somehow prohibited from submitting purchase and settlement instructions to the Transfer Agent for Fund Shares via the NSCC's DCC&S platform the following shall apply:

1.3(a) The Underwriter agrees to sell the Company those Shares of the Funds as received by the Company as Fund Orders, Fund Purchase Orders shall be executed on a daily basis at the NAV next computed after receipt in good order and acceptance of such Fund Purchase Orders by the Transfer Agent of the Fund. For purposes of this Section, the Company shall be limited agent of Distributor for the receipt of Fund Purchase Orders and receipt by the Company shall constitute receipt by the Transfer Agent of the Fund; provided that the Transfer Agent of the Fund receives notice of such order by 9:00 a.m. Eastern Time on the next following Business Day and provided that the Company has in place and at all time during the term of this Agreement will maintain internal controls reasonably designed to prevent Fund Purchase Orders received after Close of Trading on any Business Day from being aggregated with orders properly received before such time.

1.3(b) The Company shall pay for Fund Shares purchased via Fund Purchase Orders by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Fund Shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian.

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1.4  The Underwriter agrees to make Shares of the Funds available in accordance with the terms of the applicable Fund's prospectus ("Prospectus") and statement of additional information ("SAI") for purchase at the applicable NAV per share by the Company on Business Days; provided, however, that the Fund and Underwriter may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Fund and Underwriter, acting in good faith and in compliance with federal and any applicable state laws, necessary in the best interests of the shareholders of any Fund.

1.5 The Underwriter agrees to redeem for cash, upon the Company's request, any full or fractional Shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the NAV next computed after receipt and acceptance by the Transfer Agent of the Fund or its designee of the request for redemption ("Fund Redemption Orders"). For purposes of this Section, the Company shall be the designee of the Fund for the limited purpose of receipt of Fund Redemption Orders from each Separate Account and receipt by the Company shall constitute receipt by the Transfer Agent of the Fund; provided the Transfer Agent of the Fund or the Underwriter receives notice of such request for redemption via the NSCC by 6:00 a.m. ET on the next following Business Day. The Fund will receive all Fund Redemption Orders using the NSCC's DCC&S platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund Shares redeemed shall be made in accordance with this section using Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Transfer Agent for the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Transfer Agent for the Fund or the Underwriter receives notice by 6:00 a.m. ET on such Business Day.

1.6 Manual Processing of Fund Redemption Orders. If the Company is somehow prohibited from submitting Fund Redemption Orders and settlement instructions to the Transfer Agent for Fund Shares via the NSCC's DCC&S platform the following shall apply:

1.6(a) The Transfer Agent for the Fund and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional Shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the NAV next computed after receipt and acceptance by the Transfer Agent for the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the limited agent of the Fund for receipt of Fund Redemption Orders and receipt by such limited agent shall constitute receipt by the Transfer Agent of the Fund; provided the Transfer Agent of the Fund or the Underwriter receives notice of such request for redemption by 9:00 a.m. ET on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the day following the Business Day the Fund or the Underwriter receives actual notice of the redemption order from the Company ("T+2"); provided, however that the Transfer Agent for the Fund or the Underwriter receive notice by 9:00 a.m. ET on such Business Day.

1.7 The Company shall not aggregate Fund Purchase Orders and Fund Redemption Orders and will place separate orders to purchase or redeem Shares of each Fund.

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1.8  The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Funds in response to short-term stock market fluctuations. The Underwriter, Transfer Agent and Company agree to cooperate to deter transfer activity in the Funds where such activity occurs through the Contracts and has been identified by the Funds as abusive or following a "market timing" pattern ("Abusive Transfers"). The parties acknowledge and agree that the insurance contracts may not give Hartford the ability to restrict transfers and that Hartford does not have the ability to track, in real time, individual transfers in omnibus accounts or in all insurance contracts. The parties agree to notify Hartford of transfer activity that Fund deems to be Abusive Transfer activity. After receiving such notice from the Fund, Hartford agrees that it will notify the applicable Plan sponsors to request that the Plan sponsor take appropriate action to limit Abusive Transfers at the plan level. The Underwriter, Transfer Agent and Company agree to amend this provision as necessary to reflect any applicable law changes.

1.9 Issuance and transfer of the Fund's Shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund Shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.10 The Underwriter or Transfer Agent shall furnish prior day and same day notice to the Company of any income, dividends or capital gain distributions payable on the Fund's Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Fund's Shares in the form of additional Shares of that Fund. The Transfer Agent shall notify the Company of the number of Shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of written notice of revocation by the Transfer Agent and Underwriter.

1.11 Transfer Agent shall make best efforts to make the NAV per share of each Fund available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 6:45 p.m. ET on each such Business Day.

1.12(a) If the Underwriter or the Transfer Agent provides materially incorrect share NAV information through no fault of the Company, the Separate Accounts shall be entitled to an adjustment with respect to the Series shares purchased or redeemed to reflect the correct NAV per share.

1.13(b) The determination of the materiality of any NAV pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of NAV per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. The Underwriter shall indemnify and hold harmless the Company against any amount the Company is legally required to pay Contract owners, participants or beneficiaries that have selected a FundFund as an investment option ("Contract Owners"), and which amount is due to the Fund's or its agents' material miscalculation and/or incorrect reporting of the daily NAV, dividend rate or capital gains distribution rate. The Company shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above, which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Fund or its agents result in a gain to the Company, the Company shall immediately reimburse the Fund, the applicable Funds or its agents for any material losses incurred by the Fund, the applicable Funds or its agents as a result of the incorrect calculation. Should a material miscalculation by the Fund or its agents result in a gain to Contract owners, the Company will consult

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with the Fund or its designee as to what efforts shall be made to recover the money and repay the Fund, the applicable Fund or its agents. The Company shall then make such effort, at the expense of the Fund or its agents, to recover the money and repay the Fund, the applicable Funds or its agents; but the Company shall not be obligated to take legal action against Contract owners. With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Company represents and warrants that (i) it will act only on behalf of its customer(s) in its dealings with the other party or funds; (ii) it has established policies and procedures designed to prevent and detect money laundering, including processes to meet the anti-money laundering requirements of the USA PATRIOT Act and the rules and regulations promulgated thereunder and any applicable requirements of the Office of Foreign Assets Control ("OFAC");
(iii) it has identified, and will continue to identify, the customer(s) for whom they act and the sources of funds for all customer(s) for whom it acts and will retain all documentation, as may be required, necessary to identify those customer(s) and the source of funds; (iv) it does not believe, and has no reason to believe, that any customer(s) for whom it acts are engaged in money laundering activities or are associated with any terrorist or other individuals, entities, or organizations sanctioned by the United States or the jurisdictions in which the party does business; and (v) it will notify the appropriate regulatory authority, and make reasonable efforts to notify the other party, in the event it believes, or has reason to believe, that any of the customer(s) for whom it acts are engaged in money laundering activities or are associated with any terrorist or other individuals, entities or organizations sanctioned by the United States or the jurisdictions in which the party does business.

2.3 The Company represents and warrants that (i) it has, or shall establish, and maintains effective internal policies and controls, including operational and system controls, with respect to the processing of orders of the Funds received prior to and after the Close of Trading. For all transactions in the Funds, the Company shall follow all applicable laws, rules and regulations and shall establish internal policies regarding the timely handling of Fund Orders and maintain effective internal controls over the

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ability to distinguish and appropriately process Fund Orders received prior to and after the Close of Trading, including, but not limited to, operational and systems controls; (ii) each time that it accepts a Fund Order on behalf of a Fund, the Company's policies and procedures provide reasonable assurance that Fund Orders received by the Company prior to the Close of Trading are segregated from Fund Orders received by the Company after the Close of Trading and are properly transmitted to the Transfer Agent for execution at the Fund's current day NAV; (iii) its policies and procedures provide reasonable assurances that Fund Orders received by the Company after the Close of Trading are properly transmitted to the Transfer Agent for execution at the Fund's next day NAV; (iv) its policies and procedures provide reasonable assurance that transactional information is delivered to the Transfer Agent in a timely manner; (v) it has designed procedures to provide reasonable assurance that policies with regard to the receipt and processing of Fund Orders are complied with. Such procedures either prevent or detect on a timely basis instances of noncompliance with the policies governing the receipt and processing of Fund Orders; and (vi) policies and procedures governing the timely handling of Fund Orders have been designed and implemented effectively by all affiliates and third parties to whom Company has designated the responsibility to distinguish and appropriately process Fund Orders received prior to and after the Close of Trading.

2.4 The Underwriter represent and warrant that (i) Fund Shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for as long as the Fund Shares are sold; (ii) the Fund shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares; and (iii) the Fund shall register and qualify its Shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.5 The Underwriter represents that each Fund (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Fund has ceased to so qualify or might not so qualify in the future.

2.6 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Underwriter represents that the Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Fund, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.7 The Underwriter and Transfer Agent make no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states except that the Underwriter represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with applicable laws.

2.8 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund Shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

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2.9  The Underwriter represents that the Funds are lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with applicable laws.

2.10 The Underwriter represents and warrants that all of its Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.11 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.12 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Fund's Shares pursuant to this Agreement.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Underwriter shall provide the Company at no charge with as many printed copies of the Fund's current Prospectus and SAI as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current Prospectus and SAI, the Underwriter shall provide PDF files containing the Fund's Prospectus and SAI, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the Prospectus and/or SAI for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's Prospectus printed together in one document or separately. The Company may elect to print the Fund's Prospectus and/or its SAI in combination with other fund companies' prospectuses and statements of additional information.

3.2(a) The Underwriter shall provide the Company at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b) The Underwriter shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners. The Fund or its designated agent shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Fund's SAI shall be obtainable by Contract owners from the Fund, the Underwriter, the Transfer Agent, the Company or such other person as the Fund may designate.

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3.4  If, and to the extent required by law, the Company shall distribute all proxy material furnished by a designated agent of the Fund to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

       B. vote the Fund Shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund Shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund Shares of such Fund for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund Shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Fund Shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund Shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Underwriter represents that the Fund will comply with all provisions of the 1940 Act requiring voting by shareholders and that the Fund will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Underwriter represents that the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Fund's Transfer Agent or the Underwriter is described, at least ten (10) calendar days prior to its use. No such literature or material shall be used without prior approval from the Fund, the Underwriter or their designee, however, the failure to object within ten (10) Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund, the Transfer Agent, the Underwriter or any of their affiliates, in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund Shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other

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promotional material approved by the Fund, the Underwriter or its designee, except with the permission of the Fund or its designee.

4.3 The Underwriter shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within two Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.4 Neither the Transfer Agent nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Underwriter will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its Shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund and the Underwriter at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund, the Underwriter, or the Transfer Agent and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Fund, the Transfer Agent and the Underwriter. Except as provided in Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund, the Transfer Agent

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and the Underwriter. Upon termination of this Agreement for any reason, the
Company shall cease all use of any such names or marks.

4.9 The Transfer Agent and Underwriter agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 4.3, the Underwriter and Transfer Agent shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Fund, the Transfer Agent and Underwriter shall cease all use of any such names or marks.

                          ARTICLE V. Fees and Expenses

5.1 The Underwriter shall pay the fees and expenses provided for in the attached SCHEDULE B; provided, however that any obligation of Underwriter to Company to pay such any such fee shall not arise unless and until receipt by Underwriter from the Funds or an affiliate of monies intended to be used by Underwriter for such purpose and in amounts sufficient for such purposes. Company acknowledges that payments to it may be funded by payments Underwriter receives from the Funds under a plan of distribution adopted by the Funds pursuant to rule 12b-1 under the 1940 Act ("12b-1 Plan"); if this is the case, Company will provide such information to Underwriter as is reasonably necessary for Underwriter to comply with its obligations under the 12b-1 Plan. Except as otherwise specifically provided in this Agreement, each party shall bear all expenses incidental to the performance of its obligations under this Agreement.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

(a) The Company agrees to indemnify and hold harmless the Fund, the Underwriter, the Transfer Agent and each of their respective affiliates and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund, the Transfer Agent or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's Shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this

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
            agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund Shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Underwriter or the Transfer Agent); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund or the Underwriter by the Company or persons under its control; or

       (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

6.2  Indemnification By the Underwriter

(a) The Underwriter agrees, with respect to each Fund that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified

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Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares of the Funds that it distributes or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Fund Shares; or

       (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Fund Shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

       (iv) arise as a result of any material failure by the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Transfer Agent in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Transfer Agent; except to the extent provided in Sections 6.2(b) and
            6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

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(c)  In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification by the Transfer Agent

(a) The Transfer Agent agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund and the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and (i) arise as a result of any material failure by the Transfer Agent to provide the services under the terms of this Agreement; or (ii) arise out of or result from any material breach of any representation and/or warranty made by the Transfer Agent in this Agreement or arise out of or result from any other material breach of this Agreement by the Transfer Agent; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Transfer Agent of the commencement of any litigation or proceedings against it in connection with this Agreement.

6.4.  Indemnification Procedure

(a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or

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

other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

       (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

       (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1  This Agreement shall terminate:

(a) at the option of any party upon ninety (90) days advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

(b) at the option of the Fund, the Underwriter or the Transfer Agent upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund Shares, which in the judgment of the Fund, the Underwriter or the Transfer Agent are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

(c) at the option of the Company upon institution of formal proceedings against the Underwriter or the Transfer Agent by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund Shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Underwriter's, the Fund's or the Transfer Agent's ability to perform its obligations under this Agreement; or

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(d)  at the option of the Company if a Fund delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Fund may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

(e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

(f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Underwriter or the Transfer Agent has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

(g) at the option of the Underwriter or the Transfer Agent if the Underwriter or the Transfer Agent respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or Underwriter.

(h) at the option of the Underwriter or the Transfer Agent upon termination of the distribution agreement between the Underwriter and the Fund or upon the termination of the transfer agency agreement between the Transfer Agent and the Fund.

8.2  Notice Requirement

(a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
Section 8.1(d), said termination shall be effective upon the Fund's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

(b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

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8.4  Effect of Termination

(a) Notwithstanding any termination of this Agreement pursuant to Section 8.1(a) through 8.1(g) of this Agreement and subject to Section 1.2 of this Agreement, the Company may require the Fund and the Underwriter to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Fund shares is proscribed by law, regulation, prospectus, statement of additional information, or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation, prospectus, statement of additional information, or an applicable regulatory body.

(b) Except for termination under Section 8.1(h) hereof or as may be set forth in the applicable Fund's prospectus or statement of additional information, Underwriter shall remain obligated to pay Company the fee in effect as of the date of termination for so long as shares are held by the Accounts and Company continues to provide services to the Accounts. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company:

            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, Investment Products Division

     with a copy to:

            General Counsel
            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089

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     If to the Transfer Agent or Underwriter:

            IXIS Asset Management Services Company
            IXIS Asset Management Distributors, L.P.
            399 Boylston Street
            6th Floor
            Boston, Massachusetts 02116
            Attention: General Counsel

     with a copy to:

            Attention: Dealer Operations / IXIS Asset Management
            Distributors, L.P.

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

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10.6  Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY        IXIS Asset Management Distributors, L.P.
                                       By:  IXIS Asset Management Distribution
                                       Corporation, its general partner

By     /s/ Eric Wietsma                By:    /s/ John T. Hailer
       ------------------------------         ------------------------------
Name:  Eric Wietsma                    Name:  John T. Hailer
Title: Vice President                  Title: President & CEO

IXIS Asset Management Services Company

By:    /s/ John T. Hailer
       ------------------------------
Name:  John T. Hailer
Title: President & CEO

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                                   SCHEDULE A

SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

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                                   SCHEDULE B

                                  FUNDS & FEES

In consideration of the services provided by the Company, Underwriter agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Fund under the Fund Participation Agreement. Invoice with respect to fees paid to the Company shall be prepared by the Company and be delivered to UNDERWRITER by no later than thirty (30) days following the end of the applicable calendar quarter. Such invoice shall include information regarding the fund level breakdown of assets per Fund.

FUND                                                                SHARE CLASS     TICKER        CUSIP         ANNUAL FEE RATE
---------------------------------------------------------------------------------------------------------------------------------
BOND FUNDS
Loomis Sayles Core Plus Bond Fund                                        A          NEFRX      12506R-78-1             0.40%
Loomis Sayles Limited Term Government & Agency Fund                      A          NEFLX      543487-35-9             0.40%
Loomis Sayles High Income Fund                                           A          NEFHX      543487-38-3             0.40%
Loomis Sayles Strategic Income Fund                                      A          NEFZX      543487-28-4             0.45%
Loomis Sayles Strategic Income Fund                                      Y          NEZYX      543487-25-0             0.20%
Loomis Sayles Investment Grade Bond Fund                                 A          LIGRX      543487-14-4             0.45%
Loomis Sayles Investment Grade Bond Fund                                 Y          LSIIX      543487-13-6             0.15%
Loomis Sayles Bond Fund                                            Institutional    LSBDX      543495-84-0             0.15%
Loomis Sayles Bond Fund                                               Retail        LSBRX      543495-83-2             0.25%
Loomis Sayles Bond Fund                                                Admin        LBFAX      543495-85-7             0.50%
Loomis Sayles Global Bond Fund                                     Institutional    LSGBX      543495-78-2              N/A
Loomis Sayles Global Bond Fund                                        Retail        LSGLX      543495-77-4             0.25%
Loomis Sayles Inflation Protected Securities Fund                  Institutional    LSGSX      543495-76-6              N/A
EQUITY FUNDS
AEW Real Estate Fund                                                     A          NRFAX      12506N-10-3             0.60%
Westpeak Capital Growth Fund                                             A          NEFCX      12506R-50-0             0.50%
Harris Associates Large Cap Value Fund                                   A          NEFOX      12506S-10-2             0.60%
Harris Associates Focused Value Fund                                     A          NRSAX      12506T-80-3             0.60%
CDC Nvest Star Advisers Fund                                             A          NEFSX      12506R-67-4             0.50%
Vaughan Nelson Small Cap Value Fund                                      A          NEFJX      12506R-71-6             0.50%
CDC Nvest Star Value Fund                                                A          NEFVX      12506R-58-3             0.50%
Hansberger International Fund                                            A          NEFDX      12506R-74-0             0.60%
CGM Advisors Targeted Equity Fund                                        A          NEFGX      12506R-54-2             0.50%
Loomis Sayles Growth Fund                                                A          LGRRX      543487-12-8             0.60%
Loomis Sayles Growth Fund                                                Y          LSGRX      543487-11-0             0.25%
Loomis Sayles Research Fund                                              A          LSRRX      543488-30-8             0.50%
Loomis Sayles Aggressive Growth Fund                               Institutional    LSAIX      543487-79-7              N/A
Loomis Sayles Aggressive Growth Fund Retail                           Retail        LAGRX      543487-63-1             0.25%
Loomis Sayles Small Cap Growth Fund                                Institutional    LSSIX      543487-85-4              N/A
Loomis Sayles Small Cap Growth Fund                                   Retail        LCGRX      543487-68-0             0.25%
Loomis Sayles Small Cap Value Fund                                 Institutional    LSSCX      543495-81-6              N/A
Loomis Sayles Small Cap Value Fund                                    Retail        LSCRX      543495-79-0             0.25%
Loomis Sayles Small Cap Value Fund                                     Admin        LSVAX      543495-82-4             0.50%
Loomis Sayles Worldwide Fund                                       Institutional    LSWWX      543487-87-0              N/A
Loomis Sayles Value Fund                                           Institutional    LSGIX      543487-20-1              N/A

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

Each Fund and Class of Shares noted above may be offered and sold only in accordance with the terms and conditions set forth in the respective Fund's Prospectus and SAI, as may be amended from time to time. The Underwriter advises that it, as well as the Funds, may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. Consult the Funds' Prospectuses for more information.

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
                        HARTFORD LIFE INSURANCE COMPANY
                      RETAIL FUND PARTICIPATION AGREEMENT
                                   AMENDMENT

THIS AMENDMENT, entered into this 15th day of September, 2008 is by and between Hartford Life Insurance Company ("Company") and Natixis Distributors, L.P. (formerly IXIS Asset Management Distributors, L.P.) ("Underwriter").

WHEREAS, Company, IXIS Asset Management Services Company and IXIS Asset Management Distributors, L.P. are parties to a certain Retail Fund Participation Agreement dated April 5, 2005 (the "Agreement");

WHEREAS, all the defined terms of the Agreement have the same meaning in this amendment;

WHEREAS, Company issues certain group variable annuity contracts and group finding agreements in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended;

WHEREAS, Underwriter is the distributor for the Funds ;

WHEREAS, pursuant to the Agreement, to the extent permitted by applicable insurance laws and regulations, Company purchases shares in the Funds on behalf of the Separate Accounts of the Company;

WHEREAS, effective November 1, 2005, IXIS Asset Management Services Company was no longer the transfer agent of the Funds, as such services were outsourced to Boston Financial Services Company, an agent of the Funds;

WHEREAS, effective November 1, 2005 all references to IXIS Asset Management Services Company shall be replaced with references to the Underwriter and all obligations of IXIS Asset Management Services Company shall be assumed by Underwriter directly or by Underwriter through the Funds' designated transfer agent;

WHEREAS, effective August 1, 2007, IXIS Asset Management Distributors, L.P. changed its name to Natixis Distributors;

NOW, THEREFORE, in consideration of their mutual promises, Company and Underwriter hereby agree to amend the Agreement as follows:

1. All references to IXIS Asset Management Distributors, L.P. are hereby changed to Natixis Distributors, L.P.

2. Schedule B. Schedule B is deleted in its entirety and replaced with the Schedule B attached hereto.

The Agreement, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY        NATIXIS DISTRIBUTORS L.P.
                                       By: Natixis Distribution
                                       Corporation, its general partner

By:    /s/ Jason Frain                 By:    /s/ Beatriz Pina Smith
       ------------------------------         ------------------------------
Name:  Jason Frain                     Name:  Beatriz Pina Smith
Title: Assistant Vice President        Title: Executive Vice President,
                                              Chief Financial Officer

                                   SCHEDULE B

                              LIST OF FUNDS & FEES

                                                                     ANNUAL FEE
FUND                                                  SHARE CLASS       RATE       TICKER
-------------------------------------------------------------------------------------------
BOND FUNDS:
Loomis Sayles Bond Fund                                  Admin           60        LBFAX
Loomis Sayles Bond Fund                                 Retail           35        LSBRX
Loomis Sayles Bond Fund                              Institutional       20        LSBDX
Loomis Sayles Core Plus Bond Fund                          A             45        NEFRX
Loomis Sayles Core Plus Bond Fund                          Y             20        NERYX
Loomis Sayles Global Bond Fund                          Retail           35        LSGLX
Loomis Sayles Global Bond Fund                       Institutional       20        LSGBX
Loomis Sayles High Income Fund                             A             45        NEFHX
Loomis Sayles High Income Fund                             Y             20        NEHYX
Loomis Sayles International Bond Fund                      A             45        LSIAX
Loomis Sayles International Bond Fund                      Y             20        LSIYX
Loomis Sayles Investment Grade Bond Fund                   A             45        LIGRX
Loomis Sayles Investment Grade Bond Fund                   Y             15        LSIIX
Loomis Sayles Limited Term Gov't and Agency Fund           A             45        NEFLX
Loomis Sayles Limited Term Gov't and Agency Fund           Y             20        NELYX
Loomis Sayles Strategic Income Fund                        A             45        NEFZX
Loomis Sayles Strategic Income Fund                        Y             20        NEZYX
EQUITY FUNDS:
AEW Real Estate Fund                                       A             55        NRFAX
AEW Real Estate Fund                                       Y             35        NRFYX
CGM Advisors Targeted Equity Fund                          A             40        NEFGX
CGM Advisors Targeted Equity Fund                          Y             15        NEGYX
Gateway Fund                                               A             55        GATEX
Gateway Fund                                               Y             20        GTEYX
Hansberger International Fund                              A             55        NEFDX
Harris Associates Focused Value Fund                       A             55        NRSAX
Harris Associates Large Cap Value Fund                     A             55        NEFOX
Harris Associates Large Cap Value Fund                     Y             20        NEOYX
Hansberger International Growth Fund                    Advisor          35        HITGX
Hansberger International Growth Fund                 Institutional       20        HITGX
Hansberger International Value Fund                     Advisor          35        HIVVX
Hansberger International Value Fund                  Institutional       20        HINTX
Hansberger International Core Fund                      Advisor          35        HICCX
Hansberger International Core Fund                   Institutional       20        HICFX
Hansberger Emerging Markets Fund                        Advisor          35        HEMMX
Hansberger Emerging Markets Fund                     Institutional       20        HEMGX
Natixis Income Diversified Portfolio                       A             45        IIDPX
Natixis Moderate Diversified Portfolio                     A             55        AMDPX
Natixis U.S. Diversified Portfolio                         A             55        NEFSX
Natixis U.S. Diversified Portfolio                         Y             20        NESYX
Loomis Sayles Mid Cap Growth Fund                       Retail           40        LAGRX
Loomis Sayles Mid Cap Growth Fund                    Institutional       15        LSA1IX
Loomis Sayles Growth Fund                                  A             55        LGRRX
Loomis Sayles Growth Fund                                  Y             25        LSGRX
Loomis Sayles Global Markets Fund                          A             55        LGMAX
Loomis Sayles Global Markets Fund                          Y             25        LSWWX
Loomis Sayles Research Fund                                A             55        LSRRX
Loomis Sayles Research Fund                                Y             25        LISRX
Loomis Sayles Small Cap Growth Fund                     Retail           40        LCGRX
Loomis Sayles Small Cap Growth Fund                  Institutional       15        LSSIX
Loomis Sayles Small Cap Value Fund*                      Admin           60        LSVAX
Loomis Sayles Small Cap Value Fund*                     Retail           40        LSCRX
Loomis Sayles Small Cap Value Fund*                  Institutional       15        LSSCX
Loomis Sayles Value Fund                                   A             55        LSVRX

                                                                     ANNUAL FEE
FUND                                                  SHARE CLASS       RATE       TICKER
-------------------------------------------------------------------------------------------
Loomis Sayles Value Fund                                   Y             25        LSGIX
Vaughan Nelson Small Cap Value Fund                        A             55         NFJX
Vaughan Nelson Small Cap Value Fund                        Y             25        NEJYX

------------

* LOOMIS SAYLES SMALL CAP VALUE FUND WILL BE CLOSED TO NEW INVESTORS EFFECTIVE SEPTEMBER 15, 2008.

Each Fund and Class of Shares noted above may be offered and sold only in accordance with the terms and conditions set forth in the respective Fund's prospectus and statement of additional information, as amended from time to time. The Funds and the Underwriter reserve the right to periodically close a Fund to new purchases of shares or refuse/limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund and its shareholders or is deemed disruptive to the management of the Fund. Consult the Funds' prospectuses for more information. Annual Fee Rates, as set forth above, are only available for defined contribution business serviced by Company. Annual Fee Rates include fees available to intermediaries through the relevant Fund's I2b-1 plan. Payments under 12b-1 shall be made to the broker dealer of record on the account, if such broker dealer has a valid agreement with the Underwriter.

                        HARTFORD LIFE INSURANCE COMPANY
                      RETAIL FUND PARTICIPATION AGREEMENT
                                   AMENDMENT

THIS AMENDMENT, entered into this 14 day of November, 2008 is by and between Hartford Life Insurance Company ("Company") and Natixis Distributors, L.P. (formerly IXIS Asset Management Distributors, L.P.) ("Underwriter" or "Distributor").

WHEREAS, Company, IXIS Asset Management Services Company and IXIS Asset Management Distributors, L.P. are parties to a certain Retail Fund Participation Agreement dated April 5, 2005 (the "Agreement");

WHEREAS, Company issues certain group variable annuity contracts and group funding agreements in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended;

WHEREAS, Distributor is the distributor for various open-end management investment companies (each, a "Trust") consisting of multiple series (each, a "Fund");

WHEREAS, pursuant to the Agreement, to the extent permitted by applicable insurance laws and regulations, Company purchases shares in the Funds on behalf of the separate accounts of the Company;

WHEREAS, effective November 1, 2005, IXIS Asset Management Services Company was no longer the transfer agent of the Funds, as such services were outsourced to Boston Financial Services Company, an agent of the Funds;

WHEREAS, effective November 1, 2005 all references to IXIS Asset Management Services Company shall be replaced with references to the Distributor and all obligations of IXIS Asset Management Services Company shall be assumed by Distributor directly or by Distributor through the Funds' designated transfer agent;

WHEREAS, effective August 1, 2007, IXIS Asset Management Distributors, L.P. changed its name to Natixis Distributors;

NOW, THEREFORE, in consideration of their mutual promises, Company and Distributor hereby agree to amend the Agreement as follows:

1. SCHEDULE B. Schedule B is deleted in its entirety and replaced with the Schedule B attached hereto.

The Agreement, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          NATIXIS DISTRIBUTORS, L.P.
                                         By: Natixis Distribution Corporation,
                                         its general Partner

By:    /s/ Jason Frain                   BY:    /s/ Beatriz Pina Smith
       --------------------------------         --------------------------------
Name:  Jason Frain                       Name:  Beatriz Pina Smith
Title: Assistant Vice President          Title: Executive Vice President, Chief
                                                Financial Officer

                                   SCHEDULE B
                              LIST OF FUNDS & FEES

In consideration of the services provided by the Company, Distributor agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Fund under the Fund Participation Agreement. Invoices with respect to fees payable to the Company shall be prepared by the Company and be delivered electronically to Distributor at invoices@ga.natixis.com no later than thirty
(30) days following the end of the applicable calendar quarter. Such invoice shall include information regarding the fund level breakdown of assets per Fund. Distributor shall advise Company within forty-five (45) days of receipt of the invoice if it disagrees with any information set forth on the statement, and the parties agree to work diligently and in good faith to resolve any disagreements as to the calculation of fees hereunder. Payments shall be by wire transfer, unless the amount hereof is less than $250. Amounts less than $250 may, at the Distributor's discretion, be paid by check

                                                                       ANNUAL FEE
FUND                                                  SHARE CLASS         RATE            TICKER
-----------------------------------------------------------------------------------------------------
BOND FUNDS:
Loomis Sayles Bond Fund                                  Admin             60         LBFAX
Loomis Sayles Bond Fund                                 Retail             35         LSBRX
Loomis Sayles Bond Fund                              Institutional         20         LSBDX
Loomis Sayles Core Plus Bond Fund                          A               45         NEFRX
Loomis Sayles Core Plus Bond Fund                          Y               20         NERYX
Loomis Sayles Global Bond Fund                          Retail             35         LSGLX
Loomis Sayles Global Bond Fund                       Institutional         20         LSGBX
Loomis Sayles High Income Fund                             A               45         NEFHX
Loomis Sayles High Income Fund                             Y               20         NEHYX
Loomis Sayles International Bond Fund                      A               45         LSIAX
Loomis Sayles International Bond Fund                      Y               20         LSIYX
Loomis Sayles Investment Grade Bond Fund                   A               45         LIGRX
Loomis Sayles Investment Grade Bond Fund                   Y               15         LSIIX
Loomis Sayles Limited Term Gov't and Agency Fund           A               45         NEFLX
Loomis Sayles Limited Term Gov't and Agency Fund           Y               20         NELYX
Loomis Sayles Strategic Income Fund                        A               45         NEFZX
Loomis Sayles Strategic Income Fund                        Y               20         NEZYX
EQUITY FUNDS:
AEW Real Estate Fund                                       A               55         NRFAX
AEW Real Estate Fund                                       Y               35         NRFYX
CGM Advisors Targeted Equity Fund                          A               40         NEFGX
CGM Advisors Targeted Equity Fund                          Y               15         NEGYX
Delafield Select Fund                                      A               55         DESAX
Delafield Select Fund                                      Y               25         DESYX
Gateway Fund                                               A               55         GATEX
Gateway Fund                                               Y               20         GTEYX
Hansberger International Fund                              A               55         NEFDX
Harris Associates Focused Value Fund                       A               55         NRSAX
Harris Associates Large Cap Value Fund                     A               55         NEFOX
Harris Associates Large Cap Value Fund                     Y               20         NEOYX
Hansberger International Growth Fund                    Advisor            35         HIGGX
Hansberger International Growth Fund                 Institutional         20         HITGX
Hansberger International Value Fund                     Advisor            35         HIVVX
Hansberger International Value Fund                  Institutional         20         HINTX
Hansberger International Core Fund                      Advisor            35         HICCX
Hansberger International Core Fund                   Institutional         20         HICFX
Hansberger Emerging Markets Fund                        Advisor            35         HEMMX
Hansberger Emerging Markets Fund                     Institutional         20         HEMGX

                                                                       ANNUAL FEE
FUND                                                  SHARE CLASS         RATE            TICKER
-----------------------------------------------------------------------------------------------------
Natixis Income Diversified Portfolio                       A               45         IIDPX
Natixis Moderate Diversified Portfolio                     A               55         AMDPX
Natixis U.S. Diversified Portfolio                         A               55         NEFSX
Natixis U.S. Diversified Portfolio                         Y               20         NESYX
Loomis Sayles Mid Cap Growth Fund                       Retail             40         LAGRX
Loomis Sayles Mid Cap Growth Fund                    Institutional         15         LSAIX
Loomis Sayles Growth Fund                                  A               55         LGRRX
Loomis Sayles Growth Fund                                  Y               25         LSGRX
Loomis Sayles Global Markets Fund                          A               55         LGMAX
Loomis Sayles Global Markets Fund                          Y               25         LSWWX
Loomis Sayles Research Fund                                A               55         LSRRX
Loomis Sayles Research Fund                                Y               25         LISRX
Loomis Sayles Small Cap Growth Fund                     Retail             40         LCGRX
Loomis Sayles Small Cap Growth Fund                  Institutional         15         LSSIX
Loomis Sayles Small Cap Value Fund*                      Admin             60         LSVAX
Loomis Sayles Small Cap Value Fund*                     Retail             40         LSCRX
Loomis Sayles Small Cap Value Fund*                  Institutional         15         LSSCX
Loomis Sayles Value Fund                                   A               55         LSVRX
Loomis Sayles Value Fund                                   Y               25         LSGIX
Vaughan Nelson Small Cap Value Fund                        A               55         NEFJX
Vaughan Nelson Small Cap Value Fund                        Y               25         NEJYX
Vaughan Nelson Value Opportunity Fund**                    A               55         [TBD]
Vaughan Nelson Value Opportunity Fund**                    Y               25         [TBD]

------------

* THE LOOMIS SAYLES SMALL CAP VALUE FUND WILL BE CLOSED TO NEW INVESTORS EFFECTIVE SEPTEMBER 15, 2008.

** THE VAUGHAN NELSON VALUE OPPORTUNITY FUND IS ANTICIPATED TO BE AVAILABLE ON OR AROUND OCTOBER 31, 2008.

Each Fund and Class of Shares noted above may be offered and sold only in accordance with the terms and conditions set forth in the respective Fund's prospectus and statement of additional information, as amended from time to time. The Funds and the Distributor reserve the right to periodically close a Fund to new purchases of shares or refuse/limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund and its shareholders or is deemed disruptive to the management of the Fund. Consult the Funds' prospectuses for more information. Annual Fee Rates, as set forth above, are only available for defined contribution business serviced by Company. Annual Fee Rates include fees available to intermediaries through the relevant Fund's 12b-1 plan. Generally, payments under 12b-1 shall be made to the broker dealer of record on the account, if such broker dealer has a valid agreement with the Distributor. However, pursuant to a No Action Letter issued by the Securities and Exchange Commission, payments under 12b-1 shall be made to Hartford Life Insurance Co.

[LOGO]
NATIXIS
GLOBAL ASSOCIATES

                                                                     May 7, 2009

VIA MAIL

John Williams
The Hartford
200 Hopmeadow Street
Simsbury, CT 06089

Re: Retail Fund Participation Agreement dated April 5, 2005, as amended (the "Agreement')

Dear Mr. Williams:

In connection with the above referenced Agreement between your firm and Natixis Distributors, L.P. (the "Distributor"), enclosed please find the current schedule of mutual funds offered by the Distributor for defined benefit and/or defined contribution plans.

Notice is hereby given that effective May 7, 2009, all references to the Schedule B contained within the Agreement shall be considered references to the enclosed Schedule B.

Your consent to this amendment will be deemed affirmative unless on or before June 7, 2009 you contact Sarah M. Sarmanian, Associate Counsel at sarah.sarmanian@ga.natixis.com or (617) 449-2826 or Dana Hartwell at dana.hartwell@ga.natixis.com or (617) 449-2509, to withhold your firm's consent to the inclusion of the enclosed schedule. Similarly, if would like to discuss negotiating a formal amendment to the Agreement, please contact either of the parties referenced above.

Sincerely,
/s/ Sarah M. Sarmanian

Sarah M. Sarmanian
Associate Counsel

        Natixis Global Associates 399 Boylston Street, Boston, MA 02116,
                              www.ngam.natixis.com
 Natixis Distributors, L.P., member FINRA - Natixis Asset Management Advisors,
                                      L.P.

                                   SCHEDULE B
                              LIST OF FUNDS & FEES

In consideration of the services provided by the Company, Distributor agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Fund under the Fund Participation Agreement. Invoices with respect to fees payable to the Company shall be prepared by the Company and be delivered electronically to Distributor at invoices@ga.natixis.com no later than thirty
(30) days following the end of the applicable calendar quarter. Such invoice shall include information regarding the fund level breakdown of assets per Fund. Distributor shall advise Company within forty-five (45) days of receipt of the invoice if it disagrees with any information set forth on the statement, and the parties agree to work diligently and in good faith to resolve any disagreements as to the calculation of fees hereunder. Payments shall be by wire transfer, unless the amount hereof is less than $250. Amounts less than $250 may, at the Distributor's discretion, be paid by check

                                                                               ANNUAL FEE
FUND                                                       SHARE CLASS            RATE             TICKER
----------------------------------------------------------------------------------------------------------------
BOND FUNDS:
Loomis Sayles Bond Fund                                       Admin                60              LBFAX
Loomis Sayles Bond Fund                                      Retail                35              LSBRX
Loomis Sayles Bond Fund                                   Institutional            20              LSBDX
Loomis Sayles Core Plus Bond Fund                               A                  45              NEFRX
Loomis Sayles Core Plus Bond Fund                               Y                  20              NERYX
Loomis Sayles Global Bond Fund                               Retail                35              LSGLX
Loomis Sayles Global Bond Fund                            Institutional            20              LSGBX
Loomis Sayles High Income Fund                                  A                  45              NEFHX
Loomis Sayles High Income Fund                                  Y                  20              NEHYX
Loomis Sayles International Bond Fund                           A                  45              LSIAX
Loomis Sayles International Bond Fund                           Y                  20              LSIYX
Loomis Sayles Investment Grade Bond Fund                        A                  45              LIGRX
Loomis Sayles Investment Grade Bond Fund                        Y                  15              LSIIX
Loomis Sayles Limited Term Gov't and Agency Fund                A                  45              NEFLX
Loomis Sayles Limited Term Gov't and Agency Fund                Y                  20              NELYX
Loomis Sayles Strategic Income Fund                             A                  45              NEFZX
Loomis Sayles Strategic Income Fund                             Y                  20              NEZYX
EQUITY FUNDS:
AEW Real Estate Fund                                            A                  55              NRFAX
AEW Real Estate Fund                                            Y                  35              NRFYX
ASG Global Alternatives Fund                                    A                  55              GAFAX
ASG Global Alternatives Fund                                    Y                  20              GAFYX
CGM Advisors Targeted Equity Fund                               A                  40              NEFGX
CGM Advisors Targeted Equity Fund                               Y                  15              NEGYX
Delafield Select Fund                                           A                  55              DESAX
Delafield Select Fund                                           Y                  25              DESYX
Gateway Fund                                                    A                  55              GATEX
Gateway Fund                                                    Y                  20              GTEYX
Hansberger International Fund                                   A                  55              NEFDX
Harris Associates Large Cap Value Fund                          A                  55              NEFOX
Harris Associates Large Cap Value Fund                          Y                  20              NEOYX
Hansberger International Growth Fund                         Advisor               35              HIGGX
Hansberger International Growth Fund                      Institutional            20              HITGX
Hansberger International Value Fund                          Advisor               35              HIVVX
Hansberger International Value Fund                       Institutional            20              HINTX
Hansberger International Core Fund                           Advisor               35              HICCX
Hansberger International Core Fund                        Institutional            20              HICFX
Hansberger Emerging Markets Fund                             Advisor               35              HEMMX

                                                                               ANNUAL FEE
FUND                                                       SHARE CLASS            RATE             TICKER
----------------------------------------------------------------------------------------------------------------
Hansberger Emerging Markets Fund                          Institutional            20              HEMGX
Natixis Income Diversified Portfolio                            A                  45              IIDPX
Natixis U.S. Diversified Portfolio                              A                  55              NEFSX
Natixis U.S. Diversified Portfolio                              Y                  20              NESYX
Loomis Sayles Mid Cap Growth Fund                               A                  55              LAGRX
Loomis Sayles Mid Cap Growth Fund                               Y                  25              LSAIX
Loomis Sayles Growth Fund                                       A                  55              LGRRX
Loomis Sayles Growth Fund                                       Y                  25              LSGRX
Loomis Sayles Global Markets Fund                               A                  55              LGMAX
Loomis Sayles Global Markets Fund                               Y                  25              LSWWX
Loomis Sayles Research Fund                                     A                  55              LSRRX
Loomis Sayles Research Fund                                     Y                  25              LISRX
Loomis Sayles Small Cap Growth Fund                          Retail                40              LCGRX
Loomis Sayles Small Cap Growth Fund                       Institutional            15              LSSIX
Loomis Sayles Small Cap Value Fund*                           Admin                60              LSVAX
Loomis Sayles Small Cap Value Fund*                          Retail                40              LSCRX
Loomis Sayles Small Cap Value Fund*                       Institutional            15              LSSCX
Loomis Sayles Value Fund                                        A                  55              LSVRX
Loomis Sayles Value Fund                                        Y                  25              LSGIX
Vaughan Nelson Small Cap Value Fund                             A                  55              NEFJX
Vaughan Nelson Small Cap Value Fund                             Y                  25              NEJYX
Vaughan Nelson Value Opportunity Fund                           A                  55              VNVAX
Vaughan Nelson Value Opportunity Fund                           Y                  25              VNVYX

------------

* THE LOOMIS SAYLES SMALL CAP VALUE FUND WILL BE CLOSED TO NEW INVESTORS EFFECTIVE SEPTEMBER 15, 2008.

Each Fund and Class of Shares noted above may be offered and sold only in accordance with the terms and conditions set forth in the respective Fund's prospectus and statement of additional information, as amended from time to time. The Funds and the Distributor reserve the right to periodically close a Fund to new purchases of shares or refuse/limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund and its shareholders or is deemed disruptive to the management of the Fund. Consult the Funds' prospectuses for more information. Annual Fee Rates, as set forth above, are only available for defined contribution business serviced by Company. Annual Fee Rates include fees available to intermediaries through the relevant Fund's 12b-1 plan. Generally, payments under 12b-1 shall be made to the broker dealer of record on the account, if such broker dealer has a valid agreement with the Distributor. However, pursuant to a No Action Letter issued by the Securities and Exchange Commission, payments under 12b-1 shall be made to Hartford Life Insurance Co.

[LOGO]
NATIXIS GLOBAL ASSOCIATES

                                                              September 27, 2011

VIA MAIL

John Williams
Hartford Retirement Plans Group
200 Hopmeadow Street
SDC-1, B6 349
Simsbury, CT 06089

Re: Retail Fund Participation Agreement dated April 5, 2005, as amended (the "Agreement')

Dear Mr. Williams:

In connection with the above referenced Agreement between your firm and Natixis Distributors, L.P. (the "Distributor"), enclosed please find the current schedule of mutual funds offered by the Distributor for defined contribution plans.

Notice is hereby given that effective August 1, 2011 all references to the Schedule B contained within the Agreement shall be considered references to the enclosed Schedule B.

Your consent to this amendment will be deemed affirmative unless on or before October 27, 2011 you contact Sarah Sarmanian at sarah.sarmanianaga.natixis.com or (617) 449-2826 or Dana Hartwell at dana.hartwell@ga.natixis.com or (617) 449-2509 to withhold your firm's consent to the inclusion of the enclosed schedule. Similarly, if would like to discuss negotiating a formal amendment to the Agreement, please contact either of the parties referenced above.

Sincerely,

/s/ Sarah M. Sarmanian
Sarah M. Sarmanian
Assistant Vice President and Counsel

399 Boylston Street, Boston, MA 02116
GA.NATIXIS.COM Natixis Distributors, L.P. (fund distributor) and Natixis Asset Management Advisors, L.P. are affiliated.

                                   SCHEDULE B

                                  FUNDS & FEES

                                                                  SHARE        12B-1 FEE     SERVICE
FUND                                                              CLASS          RATE+       FEE RATE      TICKER
--------------------------------------------------------------------------------------------------------------------
BOND FUNDS:
Loomis Sayles Absolute Strategies Fund                              A              25           20         LABAX
Loomis Sayles Absolute Strategies Fund                              Y              0            20         LASYX
Loomis Sayles Bond Fund                                           Admin            50           10         LBFAX
Loomis Sayles Bond Fund                                           Retail           25           10         LSBRX
Loomis Sayles Bond Fund                                       Institutional        0            20         LSBDX
Loomis Sayles Core Plus Bond Fund                                   A              25           20         NEFRX
Loomis Sayles Core Plus Bond Fund                                   Y              0            20         NERYX
Loomis Sayles Global Bond Fund                                    Retail           25           10         LSGLX
Loomis Sayles Global Bond Fund                                Institutional        0            20         LSGBX
Loomis Sayles High Income Fund                                      A              25           20         NEFHX
Loomis Sayles High Income Fund                                      Y              0            20         NEHYX
Loomis Sayles Inflation Protected Securities Fund                 Retail           25           10         LIPRX
Loomis Sayles Inflation Protected Securities Fund             Institutional        0            15         LSGSX
Loomis Sayles Intermediate Duration Bond Fund                     Retail           25           10         LSDRX
Loomis Sayles Intermediate Duration Bond Fund                 Institutional        0            15         LSDIX
Loomis Sayles International Bond Fund                               A              25           20         LSIAX
Loomis Sayles International Bond Fund                               Y              0            20         LSIYX
Loomis Sayles Investment Grade Bond Fund                          Admin            50           20         LIGAX
Loomis Sayles Investment Grade Bond Fund                            A              25           20         LIGRX
Loomis Sayles Investment Grade Bond Fund                            Y              0            15         LSIIX
Loomis Sayles Limited Term Gov't and Agency Fund                    A              25           20         NEFLX
Loomis Sayles Limited Term Gov't and Agency Fund                    Y              0            20         NELYX
Loomis Sayles Multi-Asset Real Return Fund                          A              25           20         MARAX
Loomis Sayles Multi-Asset Real Return Fund                          Y              0            20         MARYX
Loomis Sayles Strategic Income Fund                               Admin            50           20         NEZAX
Loomis Sayles Strategic Income Fund                                 A              25           20         NEFZX
Loomis Sayles Strategic Income Fund                                 Y              0            20         NEZYX
EQUITY FUNDS:
Absolute Asia Dynamic Equity Fund                                   A              25           30         DEFAX
Absolute Asia Dynamic Equity Fund                                   Y              0            25         DEFYX
AEW Real Estate Fund                                                A              25           30         NRFAX
AEW Real Estate Fund                                                Y              0            35         NRFYX
ASG Diversifying Strategies Fund                                    A              25           30         DSFAX
ASG Diversifying Strategies Fund                                    Y              0            25         DSFYX
ASG Global Alternatives Fund                                        A              25           30         GAFAX
ASG Global Alternatives Fund                                        Y              0            25         GAFYX
ASG Managed Futures Strategy Fund                                   A              25           30         AMFAX
ASG Managed Futures Strategy Fund                                   Y              0            25         ASFYX
CGM Advisors Targeted Equity Fund                                   A              25           15         NEFGX
CGM Advisors Targeted Equity Fund                                   Y              0            15         NEGYX
Gateway Fund                                                        A              25           30         GATEX
Gateway Fund                                                        Y              0            20         GTEYX
Hansberger International Fund                                       A              25           30         NEFDX
Hansberger International Growth Fund                             Advisor           0            35         HIGGX
Hansberger International Growth Fund                          Institutional        0            20         HITGX
Hansberger International Value Fund                              Advisor           0            35         HIVVX
Hansberger International Value Fund                           Institutional        0            20         HINTX
Hansberger Emerging Markets Fund                                 Advisor           0            35         HEMMX
Hansberger Emerging Markets Fund                              Institutional        0            20         HEMGX
Harris Associates Large Cap Value Fund                              A              25           30         NEFOX
Harris Associates Large Cap Value Fund                              Y              0            20         NEOYX
Natixis Diversified Income Fund                                     A              25           20         IIDPX
Natixis Oakmark Global Fund                                         A              25           30         NOGAX

Hartford Life Insurance Company / Natixis Retail Fund Participation Agreement dated April 5, 2005, as amended.
Schedule B Update dated as of August 1, 2011.

                                                                  SHARE        12B-1 FEE     SERVICE
FUND                                                              CLASS          RATE+       FEE RATE      TICKER
--------------------------------------------------------------------------------------------------------------------
Natixis Oakmark International Fund                                  A              25           30         NOIAX
Natixis U.S. Multi-Cap Equity Fund                                  A              25           30         NEFSX
Natixis U.S. Multi-Cap Equity Fund                                  Y              0            20         NESYX
Loomis Sayles Mid Cap Growth Fund                                   A              25           30         LAGRX
Loomis Sayles Mid Cap Growth Fund                                   Y              0            25         LSAIX
Loomis Sayles Growth Fund                                           A              25           30         LGRRX
Loomis Sayles Growth Fund                                           Y              0            25         LSGRX
Loomis Sayles Global Equity and Income Fund                         A              25           30         LGMAX
Loomis Sayles Global Equity and Income Fund                         Y              0            25         LSWWX
Loomis Sayles Small Cap Growth Fund                               Retail           25           15         LCGRX
Loomis Sayles Small Cap Growth Fund                           Institutional        0            15         LSSIX
Loomis Sayles Small Cap Value Fund**                              Admin            50           15         LSVAX
Loomis Sayles Small Cap Value Fund**                              Retail           25           15         LSCRX
Loomis Sayles Small Cap Value Fund**                          Institutional        0            15         LSSCX
Loomis Sayles Value Fund                                          Admin            50           30         LSAVX
Loomis Sayles Value Fund                                            A              25           30         LSVRX
Loomis Sayles Value Fund                                            Y              0            25         LSGIX
Vaughan Nelson Small Cap Value Fund***                              A              25           30         NEFJX
Vaughan Nelson Small Cap Value Fund***                              Y              0            25         NEJYX
Vaughan Nelson Value Opportunity Fund                               A              25           30         VNVAX
Vaughan Nelson Value Opportunity Fund                               Y              0            25         VNVYX
Westpeak ActiveBeta(R) Equity Fund                                  A              25           30         WABAX
Westpeak ActiveBeta(R) Equity Fund                                  Y              0            25         WABYX

------------

   +  PLEASE SEE THE RELEVANT FUNDS PROSPECTUS FOR ADDITIONAL
      INFORMATION RELATING TO THE 12b-1 PLAN.

   * THE ANNUAL SERVICE FEE RATE FOR INSTITUTIONAL CLASS SHARES OF THE LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND HAS CHANGED, FOR NEW INVESTORS ONLY, EFFECTIVE JUNE 7, 2010.

  ** THE LOOMIS SAYLES SMALL CAP VALUE FUND IS CLOSED TO NEW INVESTORS EFFECTIVE SEPTEMBER 15, 2008.

 *** THE VAUGHAN NELSON SMALL CAP VALUE FUND IS CLOSED TO NEW INVESTORS EFFECTIVE AUGUST 1, 2009.

Each Fund and Class of Shares noted above may be offered and sold only in accordance with the terms and conditions set forth in the respective Fund's prospectus and statement of additional information, as amended from time to time. The Funds and the Distributor reserve the right to periodically close a Fund to new purchases of shares or refuse/limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund and its shareholders or is deemed disruptive to the management of the Fund. Consult the Funds' prospectuses for more information. Annual Fee Rates, as set forth above, are only available for defined contribution business serviced by Company. Annual Fee Rates include fees available to intermediaries through the relevant Fund's 12b-1 plan. Payments under 12b-1 shall be made to the broker dealer of record on the account, if such broker dealer has a valid agreement with the Distributor.

Hartford Life Insurance Company / Natixis Retail Fund Participation Agreement dated April 5, 2005, as amended.
Schedule B Update dated as of August 1, 2011.

                        HARTFORD LIFE INSURANCE COMPANY
                      RETAIL FUND PARTICIPATION AGREEMENT
                                   AMENDMENT

THIS AMENDMENT, entered into this 31st day of October 2011 is by and between Hartford Life Insurance Company ("COMPANY") and Natixis Distributors, L.P. (formerly IXIS Asset Management Distributors, L.P.) ("UNDERWRITER" or "DISTRIBUTOR").

WHEREAS, Company and Distributor are parties to a certain Retail Fund Participation Agreement dated April 5, 2005, as amended (the "AGREEMENT"); and

WHEREAS, Hartford Securities Distribution Company, Inc. ("HSD") is a broker-dealer registered with the Securities Exchange Commission under the Securities Act of 1934, a member of the Financial Industry Regulatory Authority and an affiliate of Company; and

WHEREAS, the parties to the Agreement desire to amend the Agreement and add HSD as a party to the Agreement for purposes of Rule 12b-1 fee collection.

NOW, THEREFORE, the parties hereto agree as follows:

1. HSD, whose address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, is hereby added as a party to this Agreement.

2. Section 9.1(a) is hereby amended to add the following to the end of this section:

     If to Hartford Securities Distribution Company, Inc.:

            Hartford Securities Distribution Company, Inc.
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Jared Collins, Vice President, Retirement Plans

3. Section 10.3 is hereby deleted in its entity and restated to read as follows:

     10.3 This Agreement and any amendments hereto may be executed simultaneously in two or more counterparts, each of which shall be an original and each of which shall constitute one and the same instrument.

4.  A new paragraph is added before the fund chart on Schedule B as follows:

"In consideration of the services provided by the Company, Distributor agrees to pay the Company, or its affiliate HSD, an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Fund under the Retail Fund Participation Agreement. Invoices with respect to fees payable to the Company shall be prepared by the Company and be delivered electronically to Distributor at invoices@ga.natixis.com no later than thirty (30) days following the end of the applicable calendar quarter. Such invoice shall include information regarding the fund level breakdown of assets per Fund. Distributor shall advise Company within forty-five (45) days of receipt of the invoice if it disagrees with any information set forth on the statement, and the parties agree to work diligently and in good faith to resolve any disagreements as to the calculation of fees hereunder. Service Fees shall be paid by wire transfer, unless the amount hereof is less than

$250. Amounts less than $250 may, at the Distributor's discretion, be paid by check. Service Fees will be made payable to the Company. Fees paid in accordance with each Fund's Rule 12b-1 plan will be made payable to Company's affiliate, HSD. Payments pursuant to Rule 12b-1 shall be made by check unless HSD participates in NSCC Comm/SERV."

5. Section 5.1 is deleted and a new section 5.1 is added in lieu thereof as follows:

"The Underwriter shall pay the fess and expenses provided for in the attached SCHEDULE B; provided, however, that any obligation of Underwriter to the Company, and its affiliates, to pay such fee shall not arise unless and until receipt by the Underwriter from the Funds or an affiliate of monies intended to be used by Underwriter for such purpose and in amounts sufficient for such purposes. Company and HSD acknowledge that any payments to either may be funded by payments Underwriter receives from the Funds under a plan of distribution adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act ("12b-1 PLAN"); if this is the case, Company or HSD will provide such information to the Underwriter as is reasonably necessary for the Underwriter to comply with its obligations under the 12b-1 Plan. Except as otherwise specifically provided in this Agreement, each party shall bear all expenses incidental to the performance of its obligations under this Agreement."

6. Except as amended hereby, all other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

NATIXIS DISTRIBUTORS, L.P.

By: Natixis Distribution Corporation, its general partner

By:    /s/ Beatriz Pina Smith
       ------------------------------
Name:  Beatriz Pina Smith
Title: Executive Vice President,
       Chief Financial Officer

HARTFORD SECURITIES DISTRIBUTION     HARTFORD LIFE INSURANCE COMPANY
COMPANY, INC.

By:    /s/ Richard E. Cady             By:    /s/ Richard E. Cady
       ------------------------------         ------------------------------
Name:  Richard E. Cady                 Name:  Richard E. Cady
Title: Assistant Vice President        Title: Assistant Vice President